Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:	John C. Merriwether
Vice President of Financial Relations
Health Management Associates, Inc.
(239) 598-3131

HEALTH MANAGEMENT ASSOCIATES, INC. ANNOUNCES

CLOSING OF ITS NEW CREDIT FACILITIES, PRIVATE $875 MILLION

DEBT OFFERING AND GAAP INTEREST RATE SWAP ACCOUNTING

NAPLES, FLORIDA (November 21, 2011) Health Management Associates, Inc. (NYSE: HMA) announced today that it entered into new credit facilities, including a $500 million senior secured revolving credit facility, a $725 million senior secured term loan A with a five year term and a $1.4 billion senior secured term loan B with a seven year term (collectively the “New Credit Facilities”). Concurrently with the closing of the New Credit Facilities, Health Management completed its offering of $875 million aggregate principal amount of its 7.375% Senior Notes due 2020 (the “Notes”) in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The New Credit Facilities are secured by substantially all of the assets of Health Management and is guaranteed on a senior secured basis by wholly owned subsidiaries representing approximately 50% of Health Management’s consolidated net revenue, and the Notes are guaranteed on a senior unsecured basis by all wholly-owned material subsidiaries of Health Management that are borrowers or guarantors under Health Management’s New Credit Facilities or guarantors of certain other material indebtedness of Health Management.

Health Management used the net proceeds of the offering of the Notes, together with the borrowings under its New Credit Facilities, to repay its outstanding indebtedness under its prior credit facilities. The remainder of such proceeds will be used by the Health Management for general corporate purposes.

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The New Credit Facilities will mature on November 18, 2016, in the case of the term loan A and the revolving credit facility, and on November 18, 2018, in the case of the term loan B. The New Credit Facilities contain customary representations and warranties, covenants and events of default. The Notes are unsecured and will mature on January 15, 2020, and pay interest semi-annually at a rate of 7.375% per annum. The Notes may be redeemed by Health Management at any time on or after January 15, 2016. The Notes contain customary covenants, events of default and redemption provisions.

The Notes were offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state law.

In 2007, as required by the terms of its prior $2.75 billion Term Loan B (the “Term Loan B”) due February 2014, which was repaid with the proceeds from the New Credit Facilities and the Notes, Health Management entered into a receive variable/pay fixed interest rate swap contract (the “Swap Contract”) that has a term concurrent with the term of its prior Term Loan B. As the Swap Contract was determined to be an effective cash flow hedge instrument, changes in the estimated fair value of the Swap Contract have been recognized as a component of other comprehensive income, which is included in equity. According to U.S. Generally Accepted Accounting Principles (“GAAP”), the swap-related balance previously classified in other comprehensive income must be amortized over the original life of the Swap Contract. In conjunction with the refinancing, Health Management anticipates:

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The amortization of the swap-related balance previously classified in other comprehensive income as of September 30, 2011, will impact diluted earnings per share by approximately $0.05 per quarter in 2012 and until the Swap Contract terminates in February 2014. This amount is subject to certain adjustments based on final valuations which are still to be determined.

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The amortization of the swap-related balance previously classified in other comprehensive income will not impact EBITDA or adjusted EBITDA. Adjusted EBITDA is defined as consolidated net income before discontinued operations, net gains (losses) on sales of assets, net interest and other income, interest expense, income taxes, costs for acquisitions and government investigations, and depreciation and amortization, including the amortization of the swap-related balance. Adjusted EBITDA is not a measure determined in accordance with GAAP. Nevertheless, Health Management believes that providing non-GAAP information such as Adjusted EBITDA is important for investors and other readers of Health Management’s consolidated financial statements, as it is commonly used as an analytical indicator within the health care industry and Health Management’s debt facilities contain covenants that use Adjusted EBITDA in their calculations.

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Approximately $0.09 per diluted share of impact in the fourth quarter ended December 31, 2011, related to the retirement of debt and the amortization of the swap-related balance previously classified in other comprehensive income.

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Excluding the retirement of debt impact, the impact of the amortization of the swap-related balance previously classified in other comprehensive income, certain restructuring charges as well as HCIT monies which are anticipated in the fourth quarter ending December 31, 2011, Health Management is affirming its diluted EPS from continuing operations objective range for fiscal year 2011 to be between $0.76 and $0.80.

Health Management expects to announce 2012 earnings objectives in January 2012.

This announcement does not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Health Management’s executive team will hold a conference call and webcast to discuss the contents of this press release later this morning, Monday, November 21, 2011, at 9:00 a.m. ET. Investors are invited to access the webcast via Health Management’s website at www.HMA.com or via www.streetevents.com. Alternatively, investors may join the conference call by dialing 877-476-3476.

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Health Management enables America’s best local health care by providing the people, processes, capital and expertise necessary for its hospital and physician partners to fulfill their local missions of delivering superior health care services. Health Management, through its subsidiaries, operates 66 hospitals, with approximately 10,400 licensed beds, in non-urban communities located throughout the United States.

All references to “Health Management” used in this release refer to Health Management Associates, Inc. and its affiliates.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “estimates,” “projects,” “anticipates,” “believes,” “plans,” “could” and other similar words. All statements addressing operating performance, events or developments that Health Management Associates, Inc. expects or anticipates will occur in the future, including but not limited to incurrence of indebtedness, projections of revenue, income or loss, capital expenditures, earnings per share, debt structure, bad debt expense, capital structure, repayment of indebtedness, other financial items and operating statistics, statements regarding the plans and objectives of management for future operations, innovations, or market service development, statements regarding acquisitions, joint ventures, divestitures and other proposed or contemplated transactions (including but not limited to statements regarding the potential for future acquisitions and perceived benefits of acquisitions), statements of future economic performance, statements regarding the effects and/or interpretations of recently enacted or future health care laws and regulations, statements of the assumptions underlying or relating to any of the foregoing statements, and other statements which are other than statements of historical fact, are considered to be “forward-looking statements.”

Because they are forward-looking, such statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Health Management Associates, Inc.’s most recent Annual Report on Form 10-K, and its most recent Quarterly Report on Form 10-Q, under the headings entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of Health Management Associates, Inc.’s underlying assumptions prove incorrect, actual results could vary materially from those currently anticipated. In addition, undue reliance should not be placed on Health Management Associates, Inc.’s forward-looking statements. Except as required by law, Health Management Associates, Inc. disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this press release.

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